LOANS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2021
LOAN RECEIVABLE, NET
LOAN RECEIVABLE, NET

4. LOANS RECEIVABLE, NET

	December 31,	December 31,
	2020	2021
Loan receivables	596,747	289,705
Less: Allowance for doubtful accounts	(320,944)	(29,481)
Less: Adpotion of new accounting standard in 2020	(8,420)	—
Total	267,383	260,224

The Group entered into several loan agreements with certain third-party post loan service companies. As of December 31, 2021, the Group had RMB289.7 million loan receivable outstanding, of which, RMB170 million of loans were guaranteed by Zhongji Wealth Guarantee Co., Ltd., a third-party guarantor, with terms ranged from 11 months to 12 months and an interest rate of 6% per annum, RMB50.2 million of loans are unsecured with an interest rate of 4% or 10%,with terms of 12 months. The remaining RMB69.5 million of loans are unsecured and interest free with a term of 21 months. As of April 17, 2022, RMB13,300 was repaid to the Group.

As of December 31, 2021, the Group has a RMB29.5 million allowance for uncollectable loans receivable, respectively.

Interest-earning loan receivables are on non-accrual status if loans are past due for more than 90 days. As of December 31, 2020 and December 31, 2021, RMB29,500 and RMB23,000 loan receivables were on non-accrual status.

The following table sets forth the aging of loans as of December 31,2020 and December 31,2021, respectively:

	1 - 89 days	90 days or	Total past
	past due	more past due	due	Current	Total loans
December 31, 2020	—	29,500	29,500	567,247	596,747
December 31, 2021	—	23,000	23,000	266,705	289,705